     Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


     Check the appropriate box:

         [  ] Preliminary Information Statement

         [  ] Confidential, for Use of the Commission Only (as permitted by
              Rule 14c-5(d)(2))

         [xx] Definitive Information Statement

    ---------------------------------------------------

         Automotive Performance Group, Inc.

         Payment of Filing Fee (Check the appropriate box):

         [xx] No fee required

         [  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
              0-11

         (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------

         (5) Total fee paid:

    ---------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

    ---------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------

         (3) Filing Party: Automotive Performance Group, Inc.

    ---------------------------------------------------

         (4) Date Filed: February 26, 1999.

    ---------------------------------------------------

                       AUTOMOTIVE PERFORMANCE GROUP, INC.
                ------------------------------------------------

                         NOTICE OF ACTION TO BE TAKEN BY

                         WRITTEN CONSENT OF STOCKHOLDERS


         TO THE STOCKHOLDERS OF AUTOMOTIVE PERFORMANCE GROUP, INC.:

         NOTICE IS HEREBY GIVEN that by the written consent of a majority of the stockholders of Automotive Performance Group, Inc. (the "Company"), on or before the close of business on March 18, 1998, and by delivery to the Company at its headquarters located at 1207 N. Miller Road, Tempe, Arizona 85281, the following action will be taken:

         1. Approval of the Company's 1998 Stock Option Plan (the "Plan"), as amended May 22, 1998, including approval of the Options previously granted in accordance with the Plan.

         Only stockholders of record at the close of business on February 26, 1999 are entitled to notice and to consent to this action. The approval of the Plan, as amended, and the Options previously granted under the Plan, shall become effective upon receipt by the Company of the written consents of stockholders owning a majority of the outstanding shares of the Company's Common and Preferred Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                              By Order of the Board of Directors


                                              /s/ Carl Walker
                                              ------------------------------
                                              Carl Walker, Secretary

February 26, 1999
Tempe, Arizona

         GENERAL INFORMATION:

         The action contemplated by the Company is the approval by the stockholders of the Company's 1998 Stock Option Plan (the "Plan"), as adopted by the Board of Directors of the Company on March 19, 1998, and amended, on May 22, 1998, to increase the number of shares reserved for issuance under the Plan from Two Million (2,000,000) to Four Million (4,000,000) shares of the Company's Common Stock, and the approval of the Options previously granted in accordance with the Plan. A true and correct copy of the Plan, as amended, is attached hereto as Appendix A and incorporated herein by reference. The approval of the Plan, as amended, and the approval of the Options previously granted in accordance with the Plan, will be taken by the written consents of the stockholders of the Company on or before March 18, 1999, and will be effective upon receipt by the Company of executed written consents from stockholders owning a majority of the Company's Common and Preferred Stock. The form of the Consent requested and required by the Company is attached hereto as Appendix B. The adoption of the Plan, as amended, and the Options previously granted in accordance with the Plan, is needed to attract and retain qualified personnel for the Company and its subsidiaries.

         PURPOSE:

         The sole purpose of the proposed action by written consent is the approval of the Plan, as amended, and the approval of the Options previously granted in accordance with the Plan.

         RECORD DATE AND VOTING SECURITIES:

         The Record Date for the giving of these consents described herein is February 26, 1999. As of the Record Date, Six Million One Hundred Seventy-Five Thousand One Hundred Seventy-One (6,175,171) shares of the Company's Common Stock were outstanding and Four Million Four Hundred Forty-Nine Thousand (4,449,000) shares of the Company's Preferred Stock were outstanding. A majority of the outstanding Common and Preferred shares of the Company's stock are required for the approval of the Plan, as amended, and the approval of the Options previously granted in accordance with the Plan. Each share of Common and Preferred Stock of the Company shall be entitled to one vote. The cost of this information statement will be borne by the Company and the Company estimates that it will not represent a significant expense for the Company. Arrangements will be made with custodians, nominees and fiduciaries for forwarding this information statement and materials to the beneficial owners of shares held of record by such custodians, nominees and fiduciaries. The Company will reimburse such custodians, nominees and fiduciaries for the reasonable expenses incurred in connection therewith.

         QUORUM:

         The required number of shares approving by written consent of the stockholders of the Company is a majority of the outstanding shares of the Common and Preferred Stock of the Company on the Record Date.

         PROPOSAL NO. 1 - APPROVAL OF THE ADOPTION OF THE 1998 STOCK OPTION PLAN

         By written consent, pursuant to Article II, Section 9 of the Bylaws of the Company, the stockholders of the Company are being requested to consider and approve the adoption of the Plan, as amended, and the Options previously granted in accordance with the Plan. The Plan was adopted by the Board of Directors of the Company on March 19, 1998, by the unanimous written consent of the Board of Directors. The Plan was amended by the Board of Directors, effective as of May 22, 1998, amending and replacing the Plan adopted March 19, 1998, to increase the number of shares available for issuance under the Plan from Two Million (2,000,000) to Four Million (4,000,000) shares of the Company's Common Stock. The Plan, as amended, is intended to advance the best interests of the Company by providing executive and other key employees of the Company, and its subsidiaries, who have substantial responsibility for the management and growth of the Company with additional incentives by allowing such executives and employees to acquire an ownership interest in the Company. The Plan, as amended, is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933. The Plan, as amended, is to be administered by the Compensation Committee of the Company, which shall have the sole and complete authority to (i) select Participants, (ii) grant Options, (iii) impose such limitations, restrictions and conditions on such Options as are deemed appropriate, (iv) interpret the Plan and adopt, amend, revise and rescind administrative guidelines for the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan, or in any Options granted under the Plan, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. All expenses associated with the administration of the Plan shall be borne by the Company. The Options that may be granted under the Plan may be either nonqualified stock options or "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code, or any successor provision. The Plan provides for specific conditions and limitations on the vesting, exercise, expiration and transfer of Options granted under the Plan. The maximum exercise date for Options granted under the Plan is ten (10) years.

         PURPOSE OF THE PLAN:

         The Board of Directors believes that it is in the best interests of the Company and its stockholders to have a stock option plan in place for the Company. The Board of Directors believes that having a stock option plan in place is vital to retaining, motivating and rewarding employees and executives of the Company, and its subsidiaries, by providing them with long-term equity participation in the Company relating directly to the financial performance and long term growth of the Company. The Board of Directors further believes that granting stock options to employees and executives is an important contributor to aligning the incentives of the Company's employees and executives with the interests of the Company's stockholders. The number of Common shares reserved for issuance under the Plan will provide the Company with an adequate pool of Options to compete effectively with other companies for existing and new employees. Competition for qualified employees is increasing and the Board of Directors believes that in order to remain competitive with other similarly situated companies, the Company must provide its employees and executives with the opportunity to obtain equity in the Company. The inability to offer equity incentives to new and current employees would put the Company at a severe competitive disadvantage with respect to attracting and retaining qualified personnel. Finally, an adequate pool of options will enhance the Company's ability to structure attractive offers to retain employees of potential acquisition targets.

         PLAN BENEFITS:

         The current Options that have been granted under the Plan are as follows:

Name/Position                Shares          Option Price        Date of            Vesting
                             Granted         Per Share (1)       Grant              Period
-----------------------------------------------------------------------------------------------
Jennifer Burns,              60,000          $2.00               5/21/98            4 years (2)
V.P. Marketing
-----------------------------------------------------------------------------------------------
Ken Cardwell,                40,000          $2.00               5/22/98            4 years (2)
General Manager
D-3 Design Works
-----------------------------------------------------------------------------------------------
Thomas Carmody               40,000          $2.00               5/22/98            4 years (2)
Director
-----------------------------------------------------------------------------------------------
James Dunn,                  100,000         $2.00               4/1/98             3 years (3)
Chief Operating
Officer and Director
-----------------------------------------------------------------------------------------------
Douglas Heise                7,500           $2.00               6/24/98            4 years (2)
-----------------------------------------------------------------------------------------------
Ronda Higginbotham           7,500           $2.00               8/4/98             4 years (2)
-----------------------------------------------------------------------------------------------
Mary Ann                     20,000          $2.00               6/24/98            4 years (2)
Livingston
-----------------------------------------------------------------------------------------------
Ronnie Lott,                 40,000          $2.00               5/22/98            4 years (2)
Director
-----------------------------------------------------------------------------------------------
Richard Luther               10,000          $2.00               8/4/98             4 years (2)
-----------------------------------------------------------------------------------------------
Joseph Marenda               60,000          $2.00               5/22/98            4 years (2)
-----------------------------------------------------------------------------------------------
James Martin,                75,000          $2.00               5/22/98            4 years (2)
President Royal
Purple Motor Oil
-----------------------------------------------------------------------------------------------
James R. Medley,             40,000          $2.00               5/22/98            4 years (2)
Director
-----------------------------------------------------------------------------------------------
Mary Jane Miller,            20,000          $2.00               6/24/98            4 years (2)
Assistant Secretary
-----------------------------------------------------------------------------------------------

Terry E. Nish,               40,000          $2.00               5/22/98            4 years (2)
Director
-----------------------------------------------------------------------------------------------
Robert Pullinsi              10,000          $2.00               6/24/98            4 years (2)
-----------------------------------------------------------------------------------------------
Ryan Rounkle                 5,000           $2.00               8/4/98             4 years (2)
-----------------------------------------------------------------------------------------------
William Smith                5,000           $2.00               6/24/98            4 years (2)
-----------------------------------------------------------------------------------------------
William H. Tempero           40,000          $2.00               5/22/98            4 years (2)
Director
-----------------------------------------------------------------------------------------------
Preston Watts                10,000          $2.00               6/24/98            4 years (2)
-----------------------------------------------------------------------------------------------
Luke Wethington,             40,000          $2.00               5/22/98            Vested
General Manager
Team Scandia, Inc.
-----------------------------------------------------------------------------------------------
Patti Wilcox                 10,000          $2.00               6/24/98            4 years (2)
-----------------------------------------------------------------------------------------------
Dean Willard,                40,000          $2.90               6/24/98            4 years (2)
President and CEO
and Chairman
-----------------------------------------------------------------------------------------------
Thomas G. Klein,             50,000          $2.00                                  Vested
Director
-----------------------------------------------------------------------------------------------
Directors And                415,000
Officers On Board
As A Group
-----------------------------------------------------------------------------------------------
Non-Director                 120,000
Officers As A Group
-----------------------------------------------------------------------------------------------
All Employees                770,000
-----------------------------------------------------------------------------------------------

         (1) The exercise price of these Options was equal to the fair market value of the Company's stock as of the date that they were granted.

         (2) All Options vest at the rate of 25% per year.

         (3) 25% of Mr. Dunn's Options vested on April 1, 1998. His Options vest at the rate of an additional 25% per year for the next three years.

         VOTE REQUIRED:

         The affirmative consent of stockholders owning a majority of the outstanding Common and Preferred Stock of the Company, voting together as a class, is required to approve the adoption of the Plan, as amended, and the Options previously granted in accordance with the Plan. The Board of Directors recommends that the stockholders of the Company approve the adoption of the Plan, as amended, and the Options previously granted in accordance with the Plan. The Board of Directors is informed and believes that stockholders owing a majority of the Common and Preferred Stock of the Company will approve the Plan.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         The Corporation is not presently aware of any opposition to the requested consent of the stockholders to the confirmation of the Plan, as amended, or the approval of the Options previously granted in accordance with the Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

         The following table sets forth, as of December 31, 1998, with respect to the Company's Common Stock, and February 15, 1999, with respect to the Company's Preferred Stock, certain information with respect to the beneficial ownership of the Company's Common and Preferred Stock by (i) each person known by the Company to own beneficially more than 5% of the Company's Common and/or Preferred Stock, (ii) each person who has served as Chief Executive Officer of the Company during the Company's last fiscal year, and the four most highly compensated officers other than the Chief Executive Officer who were serving as executive officers at the end of the Company's last fiscal year, (iii) each director of the Company, and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders which relate to voting or investment powers of its shares of Common and/or Preferred Stock.

--------------------------------------------------------------------------------------------------------------
Five Percent Stockholders, Executive               Shares of Stock Beneficially Owned             Percentage
Officers And Directors                                                                            Ownership (1)
--------------------------------------------------------------------------------------------------------------
Andrew & Ann Evans                                 3,323,373 Common Shares                        31.28% (2)
Dominion Income Management Corp.
15302 25th Drive, S.E.
Mill Creek, Washington 98012
--------------------------------------------------------------------------------------------------------------
Andrew & Ann Evans                                 500,000 Preferred Shares                       4.71% (2)
Dominion Income Management Corp.
15302 25th Drive, S.E.
Mill Creek, Washington 98012
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Dominion Income Management Corp.                   580,522 Common Shares                          5.46% (3)
Profit Sharing Plan
15302 25th Drive, S.E.
Mill Creek, Washington 98012
-------------------------------------------------------------------------------------------------------
Maritime Capital Partners                          1,678,705 Common Shares                        15.60% (4)
15302 25th Drive, S.E.
Mill Creek, Washington 98012
-------------------------------------------------------------------------------------------------------
Lancer Funds                                       1,875,000 Preferred Shares                     17.65%
375 Park Avenue, Suite 2006
New York, New York 10152
-------------------------------------------------------------------------------------------------------
Founders Funds                                     640,000 Preferred Shares                       6.02%
2602 McKinney Avenue, Suite 220
Dallas, Texas 75204
-------------------------------------------------------------------------------------------------------
James Dunn                                         2,967 Common Shares                            (5)
-------------------------------------------------------------------------------------------------------
James Martin                                       6,077 Common Shares                            (5)
-------------------------------------------------------------------------------------------------------
Thomas Carmody                                     4,553 Common Shares                            (5)
-------------------------------------------------------------------------------------------------------
William H. Tempero                                 500 Common Shares                              (5)
-------------------------------------------------------------------------------------------------------
Terry E. Nish                                      10,750 Common Shares                           (5)
-------------------------------------------------------------------------------------------------------
Dean Willard                                       0                                              NA
-------------------------------------------------------------------------------------------------------
All Current Officers And Directors As              3,348,220 Common Shares                        36.22%
A Group (6) (7)                                    500,000 Preferred Shares
-------------------------------------------------------------------------------------------------------

         (1) Percentage ownership calculated based on total outstanding shares of Common and Preferred Stock.

         (2) Mr. and Mrs. Evans' shares are owned directly and/or through Dominion Income Management Corp. and/or Matrix Capital Management.

         (3) Mr. Evans is a beneficiary of the Dominion Income Management Corp. Profit Sharing Plan.

         (4) Mr. Evans is a general partner and minority owner of Maritime Capital Partners.

         (5) Less than one percent (1%).

         (6) The Officers of the Company who are also members of the Board of Directors, collectively, have options for an additional 415,000 shares of the Common Stock of the Company.

         (7) The Non-Director Officers of the Company, collectively, have options for an additional 120,000 shares of the Common Stock of the Company.

--------------------------------------------------------------------------------


         OTHER MATTERS:

         No other matters are the subject of the pending vote of the stockholders by written consent.

                                                          The Board of Directors

                                                          /s/ Carl Walker
                                                          ----------------------
                                                          Carl Walker, Secretary

February 26, 1999

                                   APPENDIX A

                       AUTOMOTIVE PERFORMANCE GROUP, INC.,
                             A DELAWARE CORPORATION
                             1998 STOCK OPTION PLAN


                                    ARTICLE I

                                 PURPOSE OF PLAN

         The 1998 Stock Option Plan (the "PLAN") Automotive Performance Group, Inc. (the "COMPANY"), adopted by the Board of Directors and the Stockholders of the Company effective May 22, 1998, amending and replacing the Plan effective March 19, 1998 is intended to advance the best interests of the Company by providing executive and other key employees of the Company or any Subsidiary who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of the Plan the following terms have the indicated meanings:

         "AUTHORIZATION DATE" has the meaning ascribed thereto in Section 5.8(a) hereof.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

         "COMMITTEE" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board will administer the Plan. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

         "COMMON STOCK" means the Common Stock, $.0001 par value per share, of Automotive Performance Group, Inc., a Delaware corporation.

         "ELECTION NOTICE" has the meaning ascribed thereto in Section 5.8(b) hereof.

         "FAIR MARKET VALUE" per share on any given date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 p.m., New York time, or, if on any day such stock is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed or quoted, the Fair Market Value per share shall be determined by the Committee or the Board based on such factors as the members thereof in the exercise of their business judgment, consider relevant.

         "OPTION SHARES" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in the Participant's grant, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

         "OPTIONS" has the meaning set forth in Article IV.

         "PARTICIPANT" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

         "PUBLIC OFFERING" means the sale, in one or more underwritten public offerings registered under the Securities Act, of shares of the Company's common stock having an aggregate offering value of at least $15 million.

         "REPURCHASE NOTICE" has the meaning ascribed thereto in Section 5.8(b) hereof.

         "REPURCHASE OPTION" has the meaning ascribed thereto in Section 5.8(a) hereof.

         "RIGHT OF FIRST REFUSAL" has the meaning ascribed thereto in Section 5.9(b) hereof

         "SALE NOTICE" has the meaning ascribed thereto In Section 5.9(a) hereof.

         "SALE OF THE COMPANY" means a merger or consolidation effecting a change in control of the Company, a sale of all or substantially all of the assets of the Company or a sale of a majority of the outstanding voting securities of the Company effecting a change in control of the Company.

         "SECURITIES ACT" has the meaning ascribed thereto in Article 1 hereof.

         "SUBSIDIARY" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

         "TERMINATION DATE" has the meaning ascribed thereto in Section 5.7(a) hereof.

                                   ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article
IV) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                   ARTICLE IV

                         LIMITATION ON AGGREGATE SHARES

         The number of shares of Common Stock with respect to which stock purchase options ("OPTIONS") may be granted under the Plan shall not exceed, in the aggregate, Four Million (4,000,000) shares, subject to adjustment in accordance with Section 6.4. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     AWARDS

         5.1 GRANT OF OPTIONS. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision, as specified by the Committee or the Board; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary), unless such incentive stock option shall at the time of grant (a) have a termination date not later than the fifth anniversary of the issuance date and (b) have an exercise price per share equal to at least 110% of the Fair Market Value of a share of Common Stock on the date of grant. The exercise price per share of Common Stock under each incentive stock option shall be fixed by the Committee or the Board at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.4). Options shall be exercisable at such time or times as the Committee or the Board shall determine; provided, however, that any option intended to be an incentive stock option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options (but not nonqualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed $100,000. The Committee or the Board shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

         5.2 EXERCISE PROCEDURE. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) if approved by the Committee or the Board prior to exercise (in the case of an incentive stock option, if approved by the Committee or the Board in the grant), by delivery of a full recourse promissory note of the Participant bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "NOTE"),
(iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below or (iv) in a combination of the foregoing.

         5.3 EXCHANGE OF PREVIOUSLY ACQUIRED STOCK. The Committee or the Board, in its discretion and subject to such conditions as the Committee or the Board may determine, may permit the option price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to the exercise price for the shares being acquired. In the case of incentive stock options, the Committee or the Board shall specify in the Option grant whether the holder may satisfy the exercise price with respect to shares of Common Stock purchased upon exercise of such Option by delivering to the Company shares of previously acquired Common Stock.

         5.4 WITHHOLDING TAX REQUIREMENTS. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "WITHHOLDING AMOUNT")shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the Option exercise having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. In addition. if the Committee or the Board approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this Section 5.4 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

         5.5 NOTIFICATION OF INQUIRIES AND AGREEMENTS. Each Participant and each permitted transferee shall notify the Company in writing within 10 days after the date such Participant or permitted transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder, (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and (iii) exercise, sells, disposes of, or otherwise transfers (other than to a permitted transferee) an Option acquired pursuant to this Plan. Upon request, a Participant or permitted transferee shall provide to the

Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         5.6 CONDITIONS AND LIMITATIONS ON EXERCISE. At the discretion of the Committee or the Board, exercised at the time of grant, Options may be made exercisable, in one or more installments, upon (i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions or (iv) the achievement by the Company or any Subsidiary of certain performance goals. Unless the Committee or the Board specifies otherwise in the Option grant, each Option granted pursuant to this Plan will be immediately exercisable with respect to the Common Stock issuable upon exercise thereof. The shares of Common Stock purchasable or purchased upon exercise of any Option shall be subject to such vesting provisions as the Committee or the Board shall decide at the time that the Options are granted. Unless the Committee or the Board specifies otherwise in the Option grant, the shares of Common Stock purchasable or purchased upon exercise of any Option shall vest with respect to 20% of such shares on each of the first through the fifth annual anniversaries of the date of grant. In the event of a Sale of the Company, the Committee must provide, in its discretion, that the shares of Common Stock that are subject to or were purchased pursuant to Options shall become immediately vested and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

         5.7 EXPIRATION OF OPTIONS.

             (a) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

             (b) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant on the date of such termination shall expire and be forfeited to the extent not theretofore exercised on the thirtieth (30th) day (one year if termination is caused by the Participant's death or disability) following the date of such termination.

         5.8 COMPANY'S RIGHT TO REPURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT.

             (a) REPURCHASE RIGHT. In the event a Participant's employment with the Company is terminated for any reason, the Option Shares (whether held by such Participant or one or more transferees and including any Option Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this
Section 5.8 (the "REPURCHASE OPTION") at a price per share equal to (i) the purchase price thereof for any unvested Option Shares and (ii) the Fair Market Value thereof for any vested

Option Shares, in each case determined as of the Termination Date. The "TERMINATION DATE" shall be the date upon which such Participant's employment with the Company terminated.

                  (b) REPURCHASE NOTICE. The Board of the Company may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "REPURCHASE NOTICE") to the holder or holders of the Option Shares within 120 days after the Termination Date. The Repurchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

                  (c) CLOSING OF REPURCHASE. The closing of the repurchase transaction will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 30 days nor less than 10 days after the delivery of such notice. The Company will pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivery, at the option of the Company, to such Participant and/or the other holder(s) of (1) a check in the amount of the aggregate sale price of the Option Shares to be repurchased or (2) a check in the amount of 20% of the aggregate sale price of the Option Shares to be repurchased and a promissory note in a principal amount equal to the remainder of the aggregate sale price, bearing interest at a floating rate of interest equal to the prime rate as stated from time to time by Chase Manhattan Bank, N.A. and payable, as to principal and interest, in four equal annual installments on the first four anniversaries of the closing of such repurchase. At the closing, the Participant and each other seller will deliver the certificates representing the Option Shares to be sold duly endorsed in form for transfer to the Company or its designee, and the Company will be entitled to receive customary representations and warranties from the Participant and the other sellers regarding title to the Option Shares.

         5.9 RESTRICTIONS ON TRANSFER.

             (a) RESTRICTIONS. A Participant may not sell, pledge or otherwise transfer any interest in any Option Shares except pursuant to the provisions of this Section 5.8. At least 60 days prior to making any transfer, the Participant proposing such transfer shall deliverer a written notice (the "SALE NOTICE") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such Participant (and such Participant's transferees) shall not consummate any such transfer until 60 days after the Sale Notice has been delivered to the Company, unless the Company has notified such Participant in writing that it will not exercise its rights under this Section 5.8. (The date of the first to occur of such events is referred to herein as the "AUTHORIZATION DATE").

             (b) REPURCHASE OPTION. The Company may elect to purchase all or any portion of the Option Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice ("RIGHT OF FIRST REFUSAL") by delivering a written notice of such election to such Participant within 30 days after the receipt of the Sale Notice by the Company (the "ELECTION NOTICE"). If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, such Participant may transfer the Option Shares not purchased by the Company to the prospective transferee(s) as specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Option Shares not so transferred within such 60 day period must be reoffered to the Company in accordance with the provisions of this Section 5.8 in connection with any subsequent proposed transfer.

                  (c) EXCEPTIONS. The restrictions contained in this Section 5.8 will not apply with respect to transfers of Option Shares (1) pursuant to applicable laws of descent and distribution or (2) among the Participant's family group; provided that the restrictions contained in this paragraph will continue to be applicable to the Option Shares after any such transfer and the transferees of such Option Shares have agreed in writing to be bound by the terms and provisions of this Plan and the Option grant, as amended from time to time. The Participant's "family group" means the Participant's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Participant and/or the Participant's spouse and/or descendants.

         5.10 TERMINATION OF RESTRICTIONS. The rights and obligations set forth in Sections 5.8 and 5.9 hereof will terminate upon the earlier of (A) The consummation by the Company of a Public Offering or (B) the sale of Option Shares in accordance with the terms and conditions of Section 5.9 (except for a transfer pursuant to Section 5.9 (c)); provided that with respect to clause (B) above, such rights and obligations shall terminate only with respect to those Option Shares sold.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

         6.2 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If at any time the Committee or the Board determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee or the Board may at any time impose any limitations upon the exercise of Options that, in the Committee's or the Board's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee or the Board may, in its discretion and without the Participant's consult, so reduce such period on not less than 15 days' written notice to the holders thereof.

         6.3 OPTIONS NOT TRANSFERRABLE. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested and exercisable on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

         6.4 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust the number and type of shares as to which options may be granted under the Plan, the number and type of shares covered by outstanding Options, the exercise prices specified therein and over provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

         6.5 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.6 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

         6.7 AMENDMENT OF OUTSTANDING OPTIONS. The Committee or the Board may amend or modify any Option in any manner to the extent that the Committee or the Board would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

         6.8 INDEMNIFICATION. In addition to such other right of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee or Board member shall be entitled to the indemnification rights set forth in this Section 6.8 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee or Board member undertakes to handle and defend it on his own behalf.

         6.9 RESTRICTED SECURITIES. All Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

                                    * * * * *

                                   APPENDIX B

                     WRITTEN CONSENT OF THE STOCKHOLDERS OF

                       AUTOMOTIVE PERFORMANCE GROUP, INC.

         In accordance with the provisions of Section 228(a) of the Delaware General Corporation Law and Article II, Section 9 of the Bylaws of Automotive Performance Group, Inc. (the "Company"), the stockholders of the Company are authorized to take action by written consent without a meeting.

         The undersigned, constituting the holders of a majority of the outstanding stock of the Company, hereby adopt, by written consent, the following resolution:

         WHEREAS it is deemed to be in the best interest of the Company and its stockholders to adopt and approve the Company's 1998 Stock Option Plan (the "Plan"), as adopted by the Board of Directors of the Company on March 19, 1998 and amended by the Board of Directors of the Company on May 22, 1998, with an effective date of March 19, 1998, and to approve the Options heretofore granted by the Company in accordance with the Plan,

         NOW, THEREFORE, BE IT RESOLVED: That the Plan, as amended, is hereby authorized and approved and that the Options heretofore granted by the Company in accordance with the Plan are authorized and approved.

         This written consent may be executed in counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

         The Secretary of the Company is hereby directed to file this written consent and the resolutions adopted hereby with the Minutes of the proceedings of the stockholders of the Company.

Dated:_________________________, 1999.


                                                     By_________________________